UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 19, 2007

NCR CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1700 S. Patterson Blvd.

Dayton, Ohio 45479

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (937) 445-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 19, 2007, NCR Corporation (the “Company”) contracted with Solectron Corporation (“Solectron”) to obtain manufacturing services for its automated teller machines, self checkout solutions, and payments solutions in the Americas. The outsourcing will cover products that the Company is currently producing in Waterloo, Ontario; Dallas, Texas; and Sao Paolo, Brazil.

During the initial five-year term of the contract, the Company will purchase from Solectron all of its requirements for manufacturing services for automated teller machines and payment solutions destined for the Americas market. This commitment is subject to certain exclusions, and Solectron meeting commitments and service levels set out in the contract.

Solectron has been producing and assembling data warehouse servers for the Company’s Teradata division as well as providing systems integration for the Company’s Teradata division for seven years. Solectron also manufactures the Company’s RealScan™ bar code scanners.

The foregoing summary of the Agreement is qualified in its entirety by the text of the Agreement which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the period ended December 31, 2006.

Item 2.02 Results of Operations and Financial Condition.

The Company is furnishing the following information as required under Item 2.02 “Results of Operations and Financial Condition” of Form 8-K and item 7.01 “Regulation FD Disclosure.” Such information, including Exhibit 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

On January 25, 2007, the Company issued a press release setting forth its fourth quarter and full year 2006 revenue and earnings per share amounts along with its forecast for 2007 earnings per share. A copy of the press release is attached hereto as Exhibit 99.2 and hereby incorporated by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On January 24, 2007, the Board of Directors of the Company adopted certain amendments to the Bylaws of the Company (the “Amended and Restated Bylaws”). The amendments relate to certain numbering changes to ensure consistency with the Company’s charter. A copy of the Amended and Restated Bylaws, marked to show the amendments, is filed as Exhibit 3(ii) to this Form 8-k and is incorporated herein by reference.

The amendments took effect upon adoption by the Board of Directors of the Company.

Item 7.01 Regulation FD Disclosure.

The information set forth above under Item 2.02 “Results of Operations and Financial Condition” and the press release issued by the Company and Solectron announcing the contract described above under Item 1.01 “Entry into a Material Definitive Agreement” are furnished pursuant to this Item 7.01 and Exhibits 99.1 and 99.2 are hereby incorporated by reference into this Item 7.01.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

The following exhibits are attached with this current report on Form 8-K:

Exhibit No.	Description

3(ii)	Amended and Restated Bylaws of the Company.

99.1	Press Release, dated January 23, 2007, issued by the Company and Solectron.

99.2	Press Release, dated January 25, 2007, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NCR CORPORATION

Date: January 25, 2007	By:	/s/ Peter J. Bocian
Peter J. Bocian
Senior Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

3(ii)	Amended and Restated Bylaws of the Company

99.1	Press Release, dated January 23, 2007, issued by the Company and Solectron.

99.2	Press Release, dated January 25, 2007, issued by the Company.